Exhibit 99.1
Barclays Capital 2009 CEO Energy/Power Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New York September 10, 2009

Forward-Looking Information This presentation contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties arise from changes in the demand for our coal by the domestic electric generation industry; from legislation and regulations relating to the Clean Air Act and other environmental initiatives; from operational, geological, permit, labor and weather-related factors; from fluctuations in the amount of cash we generate from operations; from future integration of acquired businesses; and from numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive or regulatory nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission. This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these financial measures to the most comparable measures presented in accordance with generally accepted accounting principles has been included at the end of this presentation.

PROGRESSIVE RESPONSIBLE VITAL GROWING State of Coal Markets Slide 3

PROGRESSIVE RESPONSIBLE VITAL GROWING Coal consumption will decline in 2009, but so will supply – setting the stage for the next market up-cycle Demand Supply • Arch expects an unprecedented • Rebalancing of market through decline in U.S. coal consumption supply rationalization, which has in 2009 driven by a variety of accelerated as 2009 has progressed macroeconomic and industry factors – Arch estimates that domestic coal production will decline by roughly 100 – Lower power demand due to mild million tons in 2009 weather and weak industrial activity in key coal consuming regions • Significant capital spending reductions across the coal space – Better performance in other baseload (and entire energy complex), which fuels – hydro and nuclear will impede future supply growth – Some fuel switching to natural gas – Arch estimates that major coal – Reduced need for met coal producers have cut capital spend nearly 25% from 2008 levels domestically – Lower U.S. met and steam coal exports Source: ACI and EIA Slide 4

PROGRESSIVE RESPONSIBLE VITAL GROWING Global and domestic metallurgical coal markets are beginning to show some signs of life World Steel Capacity Utilization • Global economic recession severely (in annualized %) impacted steel production during 86% 84% 87% 89% 85% 4Q08 and 1H09 – North American and European 58% steel operations were hardest hit 50% 53% – Inventory de-stocking at steel centers • Some signs of life emerging – Arch estimates that Chinese steel utilization grew to 97% of capacity NAFTA EU S. America Asia in Aug. 2009, up from the low of 67% in Nov. 2008 2008 1H09 – U.S. steel utilization grew to 54% in Aug. from the low of 42% in Jan. 2009 – ACI has seen an increase in inquiries from met coal customers across Asia, Brazil, U.S. and Europe Source: World Steel Outlook and ACI Slide 5

PROGRESSIVE RESPONSIBLE VITAL GROWING Despite a temporary global downturn in coal demand, structural constraints and Asian demand pull remain Atlantic Basin Market = 43% of global seaborne trade in 2008 Increasing Russia: Coal exports to Asia are Moderating increasing, while coal exports to Decreasing Europe are decreasing Europe: coal production declining; growing coal burn in eastern Europe; traditional import supply waning USA: potential growing seaborne supplier with available export capacity South America: infrastructure constraints; political instability; growing regional coal burn; rumors of Asian interest in Colombian coal South Africa: 30% of coal exports could flow to India in 2009; domestic needs and infrastructure constraints cap export growth What if 2008 repeats itself? Who will supply coal in Atlantic Basin? Source: ACI Slide 6

PROGRESSIVE RESPONSIBLE VITAL GROWING U.S. coal consumption will resume growth, driven by increasing capacity utilization at existing plants Average Capacity Factors at Existing U.S. Coal-Fueled Power Plants (% of plant utilization) 85% 80% Demonstrated at Summer Demand Peak • Power demand expected to decline 80% an unprecedented 4% in 2009 75% 72% 74% 69% • Coal demand has been impacted 70% disproportionately – with 65% consumption down 10% through 60% June 2009 55% • As the U.S. economy recovers in 50% 2010, coal demand should 01 02 03 04 05 06 07 08 09E 10E particularly benefit – A return to even modest 2004 consumption levels suggests that 69% ? 72% = + 48 millions tons coal consumption for power 69% ? 74% = + 80 millions tons demand could rise 5-6% 69% ? 80% = +176 millions tons Source: Platts, EIA, Simmons & Co. and ACI Slide 7

PROGRESSIVE RESPONSIBLE VITAL GROWING U.S. coal consumption growth will also benefit from new plant start-ups Anticipated Annual Supply Needs for U.S. Coal Plants Under Construction • Build-out of 16 GW through 2012 (in millions of tons) equates to 55 million tons 20 of new annual coal demand PRB Non-PRB 15 • Arch estimates that the Powder River Basin will service one half 10 of this demand • Nearly 10 GW – roughly 20 plants – 5 are scheduled to be in operation by the end of 2010, representing roughly 0 two-thirds of the total anticipated 2009 2010 2011 2012 growth in annual coal demand from new plants Source: Platts, EIA and ACI Slide 8

PROGRESSIVE RESPONSIBLE VITAL GROWING Over the long term, energy demand fundamentals remain favorable Cumulative Percent Change in Global Energy Consumption Worldwide Electric Generation & Forecast (2000-2008, in million tonnes of oil equivalent) (billion kilowatt hours) OECD Non-OECD 31.8 Coal 41% 23.2 Nat. Gas 25% 17.3 14.8 Hydro 19% 12.6 Oil 11% Nuclear 6% 1995 2000 2005 2015 2030 • Coal has been the fastest-growing primary fuel source on the planet since 2000 • Developing and developed world will continue to drive demand for coal – Population growth and increased electrification needs are key drivers • Coal forecasted to be one-third of incremental global fuel demand through 2030 Source: BP Statistical Review of World Energy 2009, EIA International Energy Outlook 2009 Slide 9

PROGRESSIVE RESPONSIBLE VITAL GROWING In the U.S., coal production continues to shift westward as CAPP remains in long-term secular decline Production in Central Appalachia 300 (in millions of tons) Supply +3% 275 250 Price +120% Supply +2% Supply +4% 225 Price +150% Price +270% 200 175 97 98 99 00 01 02 03 04 05 06 07 08 09E • Sharp price run-ups have acted to arrest production declines only temporarily • Arch expects 2009 CAPP production to be down 90 million tons from ‘97 peak level • Based on historical trend, most of that supply reduction is likely to be permanent Source: Coal Daily Price Indices (CAPP 12,000 BTU / 1% Sulfur / CSX) and Ventyx Slide 10

PROGRESSIVE RESPONSIBLE VITAL GROWING Since 1990, PRB coal has gained significant market share east of the Mississippi River Border States East of Mississippi River (1) Burn by Coal Type circa 1990 Burn by Coal Type circa 1995 Burn by Coal Type circa 2008 32% 78% 58% 50% 27% 73% 18% 22% 42% PRB Non-PRB PRB Non-PRB PRB Non-PRB • Eastern border state power • By 1995, power plants in • Current 73% mix of plants in Wisconsin, Illinois, these four states increased PRB coal has been Tennessee and Mississippi their mix of PRB coal from achieved with relatively historically burned a small 22% to 42% in just five modest capital mix of PRB coal years investment Source: ACI and Energy Velocity (1) Border states represent WI, IL, TN and MS. Slide 11

PROGRESSIVE RESPONSIBLE VITAL GROWING We foresee increased PRB market expansion opportunities further east of the Mississippi River Non-Border States Eastern power plants in non- East of Mississippi River border states are generally Burn by Coal Type circa 2008 comparable in design to plants in the border states 27% 53% Non-border state plants 20% should be able to increase their PRB coal use greatly with minimal investment PRB PRB switching opportunity Non-PRB Based on historical switching in the border states and the lower heat content of PRB coal, the theoretical PRB switching opportunity in the East exceeds 300 million tons Source: ACI and Energy Velocity Slide 12

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch Coal Overview Slide 13

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch’s national scope of operations and reserve base includes presence in four major U.S. coal basins Illinois Basin Powder River Knight Hawk Basin 1 2 1. Coal Creek 1 2. Black Thunder [2] 3 4 5 2[1] 4 3 Western Central Bituminous Appalachia 1. Arch of Wyoming 1. Mountain Laurel 2. Skyline 2. Coal-Mac 3. Dugout 3. Cumberland River 4. Sufco 4. Lone Mountain 5. West Elk 2.8-Billion Ton Reserve Base Compliance Low-sulfur PRB WBIT ILB CAPP (1,672) (455) (374) (336) High-sulfur Source: ACI assigned reserves at 12/31/08 Slide 14

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch’s mine portfolio underscores value of diversity 2008 Tons Sold 2008 Reserves 2008 Revenues (percent of total tons by region) (percent of total reserves by region) (percent of segment revenue by region) WBIT 22% [5] % : [1] WBIT I T B PRB 16% W CA 59% PRB CAPP P: P [2] 1 % CAPP 39% 39% PRB: 73% 12% ILB 13% • Arch’s national network of mines services a diverse customer base – 175 coal-fueled power plants – Customers spread across 35 states and 21 countries – Customer sales split 52% and 48% east and west of the Mississippi, respectively Source: ACI Slide 15

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch is also a leading producer of met and PCI coal –with the potential to boost sales in a robust market Central Appalachian Product Profile (based on 15 million tons of productive capacity) Met 33% Steam 49% PCI/Met Blend 18% • Based on 2008 shipments, Arch is the fifth largest U.S. met coal producer – Top nine domestic metallurgical coal suppliers represent 75% of U.S. met coal supply • In a robust, sustained market, Arch’s met shipments could rise significantly Source: ACI, EIA and company SEC filings Slide 16

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch’s safety and environmental performance is the best among the largest public coal companies Lost-Time Safety Incident Rate (per 200,000 employee-hours worked) • Arch’s safety record is the best in the U.S. coal industry 3.86 3.49 – Awarded MSHA’s Sentinels of 3.37 3.31 Safety honor for operating the 2.97 Industry Five Year Average = 3.40 nation’s safest underground coal mines in 2006 and 2007 1.02 • Arch’s environmental 1.40 0.88 1.23 performance ranks first among 0.81 Arch Five Year Average = 1.07 major coal industry peers 2004 2005 2006 2007 2008 – Earned 5 National Good Neighbor Awards since 2003 Sources: ACI, MSHA Slide 17

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch is taking steps to strengthen its position during a weak market environment • Reducing production and capital spending to align with weak market conditions – Preserve future value of reserve base • Diligently managing our liquidity and balance sheet to ensure adequate cushion • Remaining patient in sales contracting – Layer in sales as market rebounds – Use of trading to optimize asset base • Focusing on long-term growth opportunities – Announced acquisition of Rio’s Jacobs Ranch – Permitting new Lost Prairie reserves in Illinois Source: ACI Slide 18

PROGRESSIVE RESPONSIBLE VITAL GROWING

Arch maintains one of the strongest and cleanest balance sheets in the U.S. coal industry

- Arch's financing initiatives have enhanced **liquidity** and **extended debt** maturities
  - Credit amendment increases borrowing capacity through June 2011 and extends its maturity to 2013
  - Nearly all 2009 and 2010 maturities are borrowings under short-term credit facilities that can be renewed
- Successfully completed two **capital markets transactions** that netted nearly $900 million
  - $600 million of 8.75% senior unsecured notes due 2016
  - Issued 19.55 million common shares for $326 million
  - Use proceeds to finance the Jacobs Ranch acquisition
- Arch maintains one of the **strongest** and **cleanest balance sheets** in the industry
  - Lowest level of legacy liabilities among coal peers
  - Roughly 60% of Arch's legacy liabilities are comprised of reclamation liabilities

Debt Maturity Profile


(pro forma 6/30/09, in $ millions)
Unsecured notes
Revolver/other short-term debt
$46 (1)
$60 (2)
$955
$375
$600
2009
2010
2011
2012
2013
2014
2015
2016

Legacy Liabilities of Largest U.S. Coal Companies


(pro forma 12/31/08, in millions)
Workers' Comp
Post-Retirement Medical
Reclamation
Pension
$3,741
$1,513
$1,131
$542
$431
Peer 1
Peer 2
Peer 3
Peer 4
ACI

Source: ACI (1) Includes $39 million of commercial paper and $7 million of other debt. (2) Borrowings under the accounts receivable securitization program

Slide 19

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch is profitably managing through trough of energy market cycle – and is well positioned for recovery Arch Committed Tonnage as of 6/30/09* • Arch employs a pragmatic, market-driven coal pricing strategy 3% 17% • We remain committed to maintaining 9% 60% near-term stability in our earnings – Substantially all of our remaining 97% volumes for 2009 are committed 74% 9% • We also strive to preserve long-term earnings growth by allowing the 31% company to layer in future volumes at attractive levels 2009 2010 2011 Committed and Priced Committed, Not Yet Priced Uncommitted Source: ACI *Excludes any effect of pending Jacobs Ranch acquisition Slide 20

PROGRESSIVE RESPONSIBLE VITAL GROWING In March 2009, Arch announced plans to acquire the Jacobs Ranch mine in the Powder River Basin Jacobs Ranch Production • Purchase price of $761 million 50 (in millions of tons) 40 • 381 million tons of low-cost reserves (at 12/31/08) contiguous to Black Thunder 30 • Jacobs Ranch sold 42 million tons in 2008 20 10 – Average quality over 8,800 Btu per pound 0 – Sulfur-dioxide content < 1 lb per million Btu 2006 2007 2008 • Purchase includes major mining equipment Jacobs Ranch Sales Commitments** 100% • Workforce of 600 at Jacobs Ranch 80% • Jacobs Ranch would have contributed 60% incremental EBITDA* of $145 million to $165 million for Arch in 2009, assuming 40% a closing date of Dec. 31, 2008 20% 0% 2009 2010 2011 Source: ACI *Reconciliation is at end of presentation ** As of date of announcement of acquisition, March 9, 2009 Slide 21

PROGRESSIVE RESPONSIBLE VITAL GROWING The integration of Jacobs Ranch into Arch’s flagship Black Thunder mine will create substantial value 1 mile • Jacobs Ranch offers compelling strategic rationale Jacobs Ranch – Shares a 6-mile property line with Black Thunder (Rio Tinto) – High-quality reserves with competitive mining costs • Integration will create one of the world’s largest and most efficient mining complexes Black Thunder (Arch Coal) – Optimization of combined equipment fleet – Increased utilization of expanded coal handling system and state-of-the-art rail loadout School Creek – Greater flexibility in product blending and quality control (Peabody) – Inventory management and purchasing efficiencies North Antelope/Rochelle – Reduced net capital expenditures (Peabody) Source: ACI Slide 22

PROGRESSIVE RESPONSIBLE VITAL GROWING Energy, the environment and clean coal technologies Slide 23

PROGRESSIVE RESPONSIBLE VITAL GROWING The U.S. has met its environmental objectives while tripling GDP and coal-based electricity use GDP +209% 200% Electricity from 150% coal +183% 100% 50% US population +49% 0% -50% NOx -48% SO2 -65% -60% -100% PM10 -94% 1970 1975 1980 1985 1990 1995 2000 2005 2008 • Since 1970, coal has been used in increasingly clean ways in the United States – Technology has allowed the nation to grow its economy and reduce emissions • Higher efficiency rates and carbon capture technologies create opportunities for reducing carbon intensity as well Source: NMA, EPA Slide 24 NOx (Nitrogen Oxide), SO2 (Sulfur Dioxide), PM10 (Particulate Matter)

PROGRESSIVE RESPONSIBLE VITAL GROWING Coal’s use should grow globally since the fuel is abundant, secure and widely dispersed billions of tonnes of oil equivalent 200 Coal Russia 100 Natural Gas 0 Oil North America Europe Middle East China India Other Asia Pacific Central and South America Africa Based on current production levels and proven reserves, coal should outlast both gas supplies and oil reserves by more than 3 times Source: ACI, Bank of America, BP Statistical Review 2009 and Blackwell Energy Research Slide 25

PROGRESSIVE RESPONSIBLE VITAL GROWING The developed and developing world must work together to address the climate challenge CO2 Emission Trends (in giga-tonnes of CO2) • Rapid increases in CO2 30 emissions in emerging Non-OECD Asia further underscore 25 the need for clean coal technologies 20 • China is now the largest 15 OECD emitter of CO2 and the developing world has 10 China surpassed the OECD nations in total emissions 5 United States • Clearly, we will need — global solutions to 1990 2000 2006 2020 2030 address the climate issue Source: International Energy Outlook 2008 *OECD = Organization for Economic Cooperation and Development Slide 26

PROGRESSIVE RESPONSIBLE VITAL GROWING Arch is funding research projects dedicated to advancing clean coal technologies • Arch has invested $8 million in university research programs as well as government and industry pilot projects dedicated to clean coal research • Advancing clean coal technologies is essential – Developed and developing economies will continue to grow coal use to meet electrification needs – Development and deployment of carbon capture and storage solutions can help address climate challenge – World leaders increasingly recognize the importance of funding clean coal research (U.S. stimulus package and Waxman-Markey bill provide funding for CCS) Source: ACI, government and university websites Slide 27

PROGRESSIVE RESPONSIBLE VITAL GROWING Coal will remain a vital part of America’s energy future U.S. Energy Reserves U.S. Petroleum Supply U.S. Fuel Prices (in trillion Btu) (million barrels per day, 2008) ($/million Btu at 9/04/09) $11.72 = Other $68 OPEC Imports per 30% 36% bbl Coal: 94% Domestic $2.73 34% $0.41 Coal Natural Gas Oil PRB Natural Crude Domestic Imports 8800 Gas Oil FOB rail Wellhead (4Q09) (prompt month) Source: EIA, BP Statistical Review of World Energy 2008, Argus Coal Daily Slide 28

EBITDA Reconciliation Chart Included in the accompanying presentation, we have presented certain non-GAAP measures as defined by Regulation G. The following reconciles these items to net income as reported under GAAP. Adjusted EBITDA is defined as net income before the effect of net interest expense; income taxes; our depreciation, depletion and amortization; expenses resulting from early extinguishment of debt; and other non-operating expenses. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles, and items excluded to calculate Adjusted EBITDA are significant in understanding and assessing our financial condition. Therefore, Adjusted EBITDA should not be considered in isolation nor as an alternative to net income, income from operations, cash flows from operations or as a measure of our profitability, liquidity or performance under generally accepted accounting principles. We believe that Adjusted EBITDA presents a useful measure of our ability to service and incur debt based on ongoing operations. Furthermore, analogous measures are used by industry analysts to evaluate operating performance. Investors should be aware that our presentation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The table below shows how we calculate Adjusted EBITDA. Reconciliation of pro forma Adjusted EBITDA to Income from operations for Jacobs Ranch for the 12 months ended December 31, 2009 Targeted Results Year Ended December 31, 2009 Low High (Unaudited) Income from operations $ 60,000 $ 70,000 Depreciation, depletion and amortization 85,000 95,000 Adjusted EBITDA $ 145,000 $ 165,000 Source: ACI

Barclays Capital 2009 CEO Energy/Power Conference Steve Leer, Chairman and CEO Arch Coal, Inc. New York September 10, 2009